UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2012

ECO-TEK GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54507	68-0679096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15-65 Woodstream Blvd.
Woodbridge, Ontario, Canada
L4L 7X6
 (Address of principal executive offices)

Telephone: (877) 275-2545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 28, 2012, the Board of Directors of Eco-Tek Group, Inc. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey), as its independent registered public accounting firm. On the same date, December 28, 2012, the accounting firm of DNTW Chartered Accountants, LLP (“DNTW”), was engaged as the Company's new independent registered public accounting firm. The Board of Directors of the Company approved the dismissal of MaloneBailey and the engagement of DNTW.

MaloneBailey was engaged as the Company’s independent registered public accounting firm on March 1, 2012, when the Board of Directors dismissed GBH CPAs, PC, as the Company’s independent registered public accounting firm and appointed MaloneBailey.

MaloneBailey did not provide a report on the Company’s financial statements during the two most recent fiscal years or through December 31, 2012.

During the period from March 1, 2012, the date of engagement of MaloneBailey, through the date of dismissal, there were no disagreements with MaloneBailey whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MaloneBailey 's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with a report on the Company's financial statements.

The report of GBH CPAs, PC on the Company's financial statements for the period from April 10, 2007 (inception) through June 30, 2011 (the Company’s prior year end, having amended its year end from June 30th to December 30th, effective June 27, 2012), did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements for the fiscal year ended June 30, 2011 included a going concern qualification in the Company's audited financial statements.

During the period from April 10, 2007 (inception) through June 30, 2011, and the subsequent interim periods thereto, through March 1, 2012, there were no disagreements with GBH CPAs, PC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GBH CPAs, PC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years or the subsequent interim period through December 28, 2012.

During the two most recent fiscal years, and any subsequent interim period prior to engaging DNTW, neither the Company, nor anyone on its behalf, consulted DNTW regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by DNTW that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company has requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is attached as Exhibit 16.2.

The Company previously requested that GBH CPAs, PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with statements regarding its dismissal. Such letter is incorporated by reference as Exhibit 16.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit #	Description of Exhibit
16.1*	Letter from MaloneBailey, LLP dated December 31, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K

16.2(1)	Letter from GBH CPAs, PC dated March 5, 2012, to the Securities and Exchange Commission

* Filed herewith.

(1) Filed as an exhibit to the Form 8-K filed by the Company on March 6, 2012, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECO-TEK GROUP, INC.

DATED: December 31, 2012	By: /s/ Ronald Kopman
Ronald Kopman
President

EXHIBIT INDEX

Exhibit #	Description of Exhibit
16.1*	Letter from MaloneBailey, LLP dated December 31, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K

16.2(1)	Letter from GBH CPAs, PC dated March 5, 2012, to the Securities and Exchange Commission

* Filed herewith.

(1) Filed as an exhibit to the Form 8-K filed by the Company on March 6, 2012, and incorporated herein by reference.